UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 4, 2023
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 4, 2023, Encompass Health Corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) at its principal executive office in Birmingham, Alabama. During the Annual Meeting, the stockholders of the Company voted on the following proposals:
1.election of the 11 persons nominated by the Company’s board of directors (the “Board”);
2.ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and
3.approval of the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed on April 3, 2023 pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
4.approval on an advisory basis, as to whether the above “say-on-pay” advisory vote should occur every one, two, or three years.
As of the record date for the Annual Meeting, there were 100,246,731 shares of the Company’s common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 92.5% of the combined voting power of the common stock were represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:
•Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Against	Votes Abstained
Greg D. Carmichael	84,221,239	3,193,614	111,909
John W. Chidsey	82,158,332	5,257,560	110,870
Donald L. Correll	82,458,694	4,957,043	111,025
Joan E. Herman	85,404,328	2,011,106	111,328
Leslye G. Katz	80,616,758	6,797,816	112,188
Patricia A. Maryland	85,208,415	2,207,660	110,687
Kevin J. O’Connor	85,705,974	1,710,617	110,171
Christopher R. Reidy	86,059,276	1,357,761	109,725
Nancy M. Schlichting	84,898,756	2,519,116	108,890
Mark J. Tarr	86,264,231	1,158,148	104,383
Terrance Williams	86,052,225	1,363,168	111,369

•Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
90,134,778	2,507,596	97,423
•Proposal 3, approval of the compensation of the Company’s named executive officers, passed:

Votes For	Votes Against	Votes Abstained
82,107,798	5,282,269	136,695
•Proposal 4, approval of the frequency of future votes to approve the compensation of the Company’s named executive officers:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained
85,312,283	54,004	1,984,071	176,404

In light of the Company’s prior practice and the stockholder vote on Proposal 4, which was consistent with the recommendation of the Board, the Company will hold a say-on-pay vote on an annual basis until the next required advisory vote on the frequency of such votes occurs or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company. The next required advisory vote on the frequency will occur no later than 2029.
Proposals 1, 3 and 4 each received 5,213,035 broker non-votes. There were no broker non-votes on Proposal 2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary

Dated: May 8, 2023